UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No.     )

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THE KOREA FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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Notice of Annual Meeting of Stockholders
PROXY STATEMENT
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 28, 2009
ADDITIONAL INFORMATION

The Korea Fund, Inc.

Dear Fellow Stockholders:

The Annual Meeting of Stockholders (the “Annual Meeting”) of The Korea Fund, Inc. (the “Fund”) is to be held at 9:30 a.m., Eastern time, on Wednesday, October 28, 2009, at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas (at 54th – 55th Streets), 49th floor, New York, New York 10105. Stockholders who are unable to attend the Annual Meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the Annual Meeting, a proxy card for your vote at the Annual Meeting, and an envelope – postage-prepaid – in which to return your proxy card are enclosed. You may also vote through the Internet or by telephone by following the instructions on the enclosed proxy card.

At the Annual Meeting, your Board will be seeking your support to elect two Class III Directors (the “Proposal”). Your Board has three classes of Directors, and stockholders are asked to elect the Directors of one of those classes at each annual meeting of stockholders.

Further your Board is soliciting views as to whether the Fund should continue in existence in its current form. There is a separate portion of the proxy card following the Proposal, to permit you to express your views on this question. The reasons for asking our stockholders’ views on this question, as well as the reasons that the Board believes that the Fund’s operations should continue, are set forth in the section entitled “Question – Should the Fund continue in its current form?” in the attached proxy statement.

Your Board has carefully considered these matters and recommends that you vote in favor of the nominees for Class III Directors and encourages you to express your support for continuing the Fund in its current form.

Your Board looks forward to meeting stockholders at the Annual Meeting at which time we shall be available to discuss any issues of interest to you with regard to our Fund. Further, our Hong Kong based investment manager will present the investment case to stockholders via teleconference. For stockholders unable to attend this meeting the investment manager’s presentation will be available subsequently on the Fund’s website, www.thekoreafund.com.

Yours very sincerely,

Julian Reid
Chairman of the Board,
on behalf of the Board

STOCKHOLDERS ARE URGED TO SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE, OR TO VOTE THROUGH THE INTERNET OR BY TELEPHONE, SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. WE ALSO URGE YOU TO RESPOND TO THE QUESTION ON THE PROXY CARD.

THE KOREA FUND, INC.
Notice of Annual Meeting of Stockholders

To the Stockholders of
The Korea Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders (the “Meeting”) of The Korea Fund, Inc. (the “Fund”) has been called to be held at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas (at 54th – 55th Streets), 49th Floor, New York, New York 10105, on Wednesday, October 28, 2009 at 9:30 a.m., Eastern time,

1.	To elect two Class III Directors of the Fund, each to hold office for a term of three years and until his successor shall have been duly elected and qualified; and

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

In addition, the Board will be soliciting the views of stockholders on the question of whether the Fund should continue in existence in its current form. Although this matter will not be called for a formal vote at the Meeting, there is a separate section of the proxy card to permit stockholders to express their views as to the continuation of the Fund, and the Board will announce the results of stockholder polling on this question at the Meeting. See “Question — Should the Fund continue in its current form?” in the attached proxy statement for more information.

The Board of Directors has fixed the close of business on September 4, 2009 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors.

By order of the Board of Directors of the Fund

Thomas J. Fuccillo
Secretary

New York, New York
September 22, 2009

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States, or vote through the Internet or by telephone. Please mark and mail your proxy or proxies, or vote through the Internet or by telephone, promptly in order to save the Fund any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

PROXY STATEMENT

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Korea Fund, Inc., a Maryland corporation (the “Fund”), for use at the Annual Meeting of Stockholders, to be held at the offices Allianz Global Investors Fund Management LLC (“AGIFM”), 1345 Avenue of the Americas (at 54th – 55th Streets), 49th Floor, New York, New York 10105, on Wednesday, October 28, 2009 at 9:30 a.m., Eastern time (the “Meeting”), and at any adjournments or postponements thereof.

This Proxy Statement, the Notice of Annual Meeting of Stockholders, and the proxy card are first being mailed to stockholders on or about September 22, 2009 or as soon as practicable thereafter.

The Board has fixed the close of business on September 4, 2009 as the record date (the “Record Date”) for the determination of stockholders of the Fund entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each full share and a proportionate fraction of a vote for each fractional share held, with no cumulative voting rights, with respect to each matter on which they are entitled to vote. As of the Record Date, there were 10,446,041 shares of common stock of the Fund outstanding (the “Shares”).

If the enclosed proxy is executed and returned, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Fund (addressed to the Fund’s Secretary at the Fund’s principal executive offices, 1345 Avenue of the Americas, New York, New York 10105), by the execution of a later-dated proxy, by the Fund’s receipt of a subsequent valid Internet or telephone vote, or by attending the Meeting and voting in person. Proxies voted through the Internet or by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. Please note that merely attending the Meeting without voting will not revoke a valid proxy.

All properly executed proxies received in time for the Meeting (as explained on the enclosed proxy card) will be voted as specified in the proxy. Unless instructions to the contrary are marked, proxies will be voted “FOR” the election of the Class III Director nominees, Ronaldo A. da Frota Nogueira and Richard A. Silver (the “Proposal”).

The presence at the Meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast thereat shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” will be treated as shares that are present, but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees for which the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly. Abstentions and broker non-votes will have the effect of a vote against the Proposal.

The Board has also used the opportunity of this proxy statement and the Meeting to submit a question to stockholders to solicit their views on whether the Fund should continue in its current form (the “Question”). A separate section has been created on the proxy card following the Proposal to permit stockholders to express their views on the Question. (Stockholders also may express their views at the Meeting.) The Question will not be called for a formal vote at the Meeting, but the results of polling on the Question will be announced at the Meeting and there will be an opportunity for discussion regarding the Question. Stockholders of the Fund as of the Record Date are entitled to respond to the Question. As the Question will not be called for a formal vote, and the purpose of the Question is to solicit the views of the Fund’s beneficial owners as to the nature of the Fund’s continuation, shareholders with no response for the Question and broker non-votes will not be taken into account by the Board. Similarly, the Board does not intend to solicit responses regarding the

Question or to solicit additional responses on the Question if there is no quorum at the Meeting. The Board will evaluate the results of voting on the Question based not only on the difference between the number of shares supporting and opposing continuation of the Fund, but also based on the total number of shares responding to the Question. In addition, a response to the Question may be withdrawn or changed in the same manner as a vote on the Proposal.

The Fund provides periodic reports to all stockholders, which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the Fund’s annual report for its fiscal year ended June 30, 2009 and a copy of the Fund’s semi-annual report for the six-month period ended December 31, 2008, without charge, by calling the Fund’s stockholder servicing agent at (800) 331-1710 or writing the Fund at 1345 Avenue of the Americas, New York, New York 10105.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 28, 2009

The 2009 Proxy Statement and the Annual Report to Stockholders for the fiscal year ended June 30, 2009 are available at www.thekoreafund.com.

PROPOSAL: ELECTION OF CLASS III DIRECTORS

The Board of Directors is divided into three classes, with each Director serving for a term of three years. Two Class III Directors are up for election at the Meeting. The terms of the Class I and Class II Directors do not expire this year.

Persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the nominees listed below as Class III Directors of the Fund, to serve for a term of three years and until their successors are duly elected and qualified, or his earlier death, resignation, retirement or removal. Messrs. Nogueira and Silver are currently Class III Directors. The nominees have consented to stand for election and to serve if elected. If any nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace that nominee. The Board of Directors has approved the nomination of Messrs. Nogueira and Silver as the Class III Directors. If Mr. Nogueira is elected, pursuant to the Fund’s retirement policy, the term for which he is elected would be his final term.

Information Concerning the Nominees

The following table sets forth certain information concerning the nominees for Class III Directors of the Fund.

Number of
				Portfolios in	Other
		Year		Fund Complex	Directorships
Name,	Position(s)	First		Overseen by	Held by
Address*	Held with	Became a	Principal Occupation(s) During	Director/	Director/
and Age	the Fund	Director	the Past 5 Years	Nominee	Nominee

Ronaldo A. da Frota Nogueira (71)	Director	2000	Director of the Fund; Director and Chief Executive Officer, IMF Editora Ltd. (financial publisher). Formerly, Chairman of the Certification Committee and Director, APIMEC Nacional (Brazilian Association of Investment Professionals and Analysts) (1996-2008); Member, Board of the Association of Certified International Investment Analysts (ACIIA) (2001-2009); Director of DWS Global Commodities Stock Fund, Inc. (2004-2005) and DWS Global High Income Fund, Inc. (1992-2005).	1	None
Richard A. Silver (62)	Director	2006	Director of the Fund; Retired. Formerly, Executive Vice President, Fidelity Investments (2000-2005).	1	None

Information Concerning Continuing Directors

The following table sets forth certain information regarding the Fund’s Class I and Class II Directors. As noted above, these Directors are not up for election this year. They each will serve until the applicable stockholder meeting noted below and his successor is elected and has qualified, or his earlier death, resignation, retirement or removal.

Class I — Directors Serving until 2010 Annual Meeting of Stockholders

Number of
				Portfolios in	Other
		Year		Fund Complex	Directorships
Name,	Position(s)	First		Overseen by	Held by
Address*	Held with	Became a	Principal Occupation(s) During	Director/	Director/
and Age	the Fund	Director	the Past 5 Years	Nominee	Nominee

Julian Reid (65)	Director and Chairman of the Board	2004	Director and Chairman of the Board of the Fund; Director and Chairman of 3a Funds Group (since 1998); President of the Saffron Fund, Inc. (2004); Director and Chairman of the Saffron Fund, Inc. (1994-2004, Chairman since 1998); Director and Chairman of Morgan’s Walk Properties Ltd. (2002-2006) (residential property owner/ manager); Director of JF China Region Fund, Inc. (since 1997); Director and Chairman of Prosperity Voskhod Fund Ltd. (since 2006); Director (since 2007) and Chairman (since 2008) of ASA Ltd.	1	None
Christopher Russell (60)	Director	2004	Director of the Fund; Director of Enhanced Index Funds pcc (since 2002); Candover Investments plc (private equity) (since 2004); JP Morgan Fleming Japanese Smaller Companies Investment Trust plc (since 2006); Hanseatic Asset Management LBG (asset management company) (since 2008); The Association of Investment Companies Ltd (trade body representing UK investment companies) (since 2009); Schroders (C.I.) Ltd. (private bank) (since 2009); Castle Asia Alternative pcc Ltd (fund of Asian hedge funds) (since 2009); Salters’ Management Company (charitable endowment) since 2003. Associate of Gavekal Research (since 2001).	1	None

Class II — Directors Serving until 2011 Annual Meeting of Stockholders

Number of
		Year		Portfolios in	Other
Name,	Position(s)	First		Fund Complex	Directorships
Address*	Held with	Became a	Principal Occupation(s) During	Overseen by	Held by
and Age	the Fund	Director	the Past 5 Years	Director	Director

Kesop Yun** (64)	Director	1999**	Director of the Fund; Professor, College of Business Administration, Seoul National University, Seoul, Korea. Formerly Director of DWS Global Commodities Stock Fund, Inc. (2004-2005) and DWS Global High Income Fund, Inc. (2001-2005).	1	None

*	For purposes of Fund business, all Directors may be contacted at the following address: c/o Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

**	Mr. Yun previously served on the Board of the Fund from 1984 to 1988.

All Directors are considered by the Fund not to be “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund, the Fund’s investment manager, RCM Capital Management LLC (“RCM” or the “Manager”), or the Fund’s sub-adviser, RCM Asia Pacific Limited (“RCM AP” or the “Sub-Adviser”).

As of August 31, 2009, the dollar range of equity securities in the Fund owned by each Director was as follows:

Aggregate Dollar Range of
Equity Securities in All Funds
	Dollar Range of Equity	Overseen by Director in Family
Name of Director	Securities in the Fund	of Investment Companies*

Ronaldo A. da Frota Nogueira	$50,001 - $100,000	$50,001 - $100,000
Julian Reid	$1 − $10,000	$1 − $10,000
Christopher Russell	$10,001 − $50,000	$10,001 − $50,000
Richard A. Silver	$50,001 − $100,000	$50,001 − $100,000
Kesop Yun	None**	None

*	There are no other funds in the same family of investment companies as the Fund.

**	Mr. Yun, as a professor at Seoul National University, is subject to the “Code of Professional Ethics of Government Officials,” which currently prevents him from owning real estate or financial assets in foreign countries (including securities of the Fund).

As of August 31, 2009, no officer of the Fund owned shares of the Fund. As of August 31, 2009, all Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

Section 16(a) Beneficial Ownership Reporting Compliance  The Fund’s Directors and certain officers, investment advisers, certain affiliated persons of the investment advisers and persons who own more than 10% of any class of outstanding securities of the Fund are required to file forms reporting their relationship with the Fund and reports of ownership and changes in ownership of the Fund’s securities with the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange (the “NYSE”). These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of these forms furnished to the Fund, the Fund believes that each of the Directors and relevant officers, investment advisers and relevant affiliated persons of the investment advisers and the persons who beneficially own more than 10% of the Fund’s Shares has complied with all applicable filing requirements during the Fund’s fiscal year ended June 30, 2009, except that due to administrative oversight, late Form 3 filings were made for certain reporting persons of the Fund, including RCM Asia Pacific Ltd., PIMCO Advisors

Fund Management LLC, Gregory M. Siemons, Stuart Winchester, Annette Wargon, Monica Poon, and Eric Lai. In January 2009, three amended Form 3s and one amended Form 4 were filed solely for the purpose of attaching omitted powers of attorney for various reporting persons of the Fund.

As of September 9, 2009, the following stockholders owned beneficially more than 5% of the Fund’s outstanding Shares as reported to the SEC pursuant to Rule 13d-1 of the Securities Exchange Act of 1934:

	Name and Address of	Amount and Nature of
Title of Class	Beneficial Owner	Beneficial Ownership	Percent of Class

Common Stock	City of London Investment	2,331,386 shares[1]	22.32%
	Group, PLC c/o City of London Investment Management Company Limited, 10 Eastcheap, London, EC3M ILX, England
Common Stock	Lazard Asset Management LLC	195,150 shares	8%

1	City of London Investment Group, PLC is deemed to have sole voting power and sole investment power with respect to the above number of shares through its control of City of London Investment Management Company Limited.

Except as noted above, to the best of the Fund’s knowledge, as of September 9, 2009, no other person owned beneficially more than 5% of the Fund’s outstanding Shares.

Committees of the Board — Board Meetings

The Board of Directors of the Fund participated in six meetings of the Board held in person or by telephone during the fiscal year ended June 30, 2009. Each Director attended all meetings of the Board of Directors and of all committees of the Board on which he served as a regular member.

The Board of Directors seeks to have at least a majority of its members present at annual stockholder meetings. At the Fund’s most recent annual stockholder meeting on October 29, 2008, all of the Directors attended in person.

The Board of Directors has an Executive Committee, an Audit and Compliance Committee, a Valuation Committee, a Governance, Nominating and Remuneration Committee, an Investment Committee, a Contracts Committee and a Korean Affairs Committee.

Audit and Compliance Committee

The Board has an Audit and Compliance Committee consisting of those Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund (“Independent Directors”) and chaired by Mr. Silver. The Audit and Compliance Committee met four times during the fiscal year ended June 30, 2009. The members of the Audit and Compliance Committee are independent, as independence is defined in the listing standards of the New York Stock Exchange applicable to closed-end funds. The Audit and Compliance Committee’s purposes are (i) to oversee the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the qualifications and independence of the Fund’s independent registered public accounting firm, the performance of the Fund’s internal control systems and independent registered public accounting firm and, as appropriate, the internal controls of certain Fund service providers; (ii) to oversee the quality and objectivity of the Fund’s financial statements and the independent audit thereof; (iii) to exercise direct responsibility for the appointment, compensation, retention and oversight of the work performed by the Fund’s independent registered public accounting firm for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund; (iv) to act as a liaison between the Fund’s independent registered public accounting firm and the Board; (v) to oversee the Fund’s compliance with legal and regulatory requirements, including through periodic meetings with and review of reports provided by the Fund’s Chief Compliance Officer; and (vi) to prepare an audit committee report as required by Item 407 of Regulation S-K, to be included in the Fund’s annual proxy statement relating to the election of directors.

The Board of Directors has adopted a charter for the Audit and Compliance Committee. The charter, which was revised as of April 28, 2009, is available at the Fund’s website: www.thekoreafund.com.

Audit and Compliance Committee’s Pre-Approval Policies and Procedures.  The Audit and Compliance Committee must approve in advance the engagement of the Fund’s independent registered public accounting firm to provide (i) audit or permissible non-audit services to the Fund and (ii) non-audit services to RCM or its control affiliates that relate directly to the Fund’s operations and financial reporting. The Audit and Compliance Committee preapproves such services on at least an annual basis, and receives at least annually a report of all audit and non-audit services rendered in the previous calendar year by the Fund’s independent registered public accounting firm for the Fund and its Affiliated Fund Service Providers (defined on page 12). Such services, including services provided to Affiliated Fund Service Providers, may be preapproved by the Audit and Compliance Committee Chairman, or by any other member of the Audit and Compliance Committee who is an Independent Director and to whom such responsibility has been delegated, so long as the aggregate fees for such services do not exceed certain maximum amounts. In such case, the Audit and Compliance Committee must be notified of such preapproval at its next regularly scheduled meeting.

At a meeting held on October 29, 2008, the Audit and Compliance Committee and the Board of Directors of the Fund, including a majority of the Independent Directors, selected PricewaterhouseCoopers LLP (“PWC”) to act as the independent registered public accounting firm for the Fund for the fiscal year ending June 30, 2009. The Board of Directors intends to select the independent registered public accounting firm for the Fund for the fiscal year ending June 30, 2010 at its October 2009 meeting. The Fund’s financial statements for the fiscal years ended June 30, 2009 and June 30, 2008 were audited by PWC.

Audit and Compliance Committee Report

In connection with the audited financial statements as of and for the fiscal year ended June 30, 2009 included in the Fund’s 2009 Annual Report (the “Annual Report”), at a meeting held on August 20, 2009, the Audit and Compliance Committee considered and discussed the audited financial statements with management and the independent registered public accounting firm, and discussed the audit of such financial statements with the independent registered public accounting firm.

The Audit and Compliance Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The independent registered public accounting firm provided to the Committee the written and oral disclosures required by Rule 3526 (Communications with Audit Committees Concerning Independence) of the Public Company Accounting Oversight Board (United States), and the Audit and Compliance Committee discussed with representatives of the independent registered public accounting firm their firm’s independence.

The members of the Audit and Compliance Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit and Compliance Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered accounting firm. Accordingly, the Audit and Compliance Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit and Compliance Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) generally accepted in the United States of America or that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent registered public accounting firm and subject to the limitation on the responsibilities and role of the Audit and Compliance Committee set forth in the Audit and Compliance Committee’s Charter and those discussed above, the Audit and Compliance Committee of the Fund recommended to the Fund’s Board of Directors that the audited financial statements be included in the Fund’s Annual Report.

Governance, Nominating and Remuneration Committee

The Governance, Nominating and Remuneration Committee is composed of all of the Independent Directors and is chaired by Mr. Nogueira. The members of the Committee are independent, as independence is defined in the listing standards of the New York Stock Exchange applicable to closed-end funds. The Governance, Nominating and Remuneration Committee met once during the fiscal year ended June 30, 2009.

The primary purposes and responsibilities of the Committee are (i) reviewing governance standards of the Board in light of best practices (with the understanding that the Board will seek to conform its practices to what it perceives to be best practices); (ii) screening and nominating candidates for election to the Board as independent Directors in the event that a position is vacated or created; (iii) setting any necessary standards or qualifications for service on the Board; (iv) reviewing any policy matters affecting the operation of the Board and Board committees and making recommendations to the Board as deemed appropriate by the Committee; and (v) establishing and reviewing Director compensation. Directors receive no fees for service on the Governance, Nominating and Remuneration Committee.

The Committee requires that Director candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to) (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) an assessment of the candidate’s ability, judgment and expertise; and (vi) overall diversity of the Board’s composition.

The Board of Directors has adopted a written charter for the Governance, Nominating and Remuneration Committee. The charter, which was revised as of August 27, 2007, is available at the Fund’s website, www.thekoreafund.com.

The Committee will consider and evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to the charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by stockholders to properly submit a nominee candidate to the Committee. Those procedures are set forth in the paragraph below. Recommendations not properly submitted in accordance with these procedures will not be considered by the Committee. The Governance, Nominating and Remuneration Committee has full discretion to reject nominees recommended by stockholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of the Fund.

Stockholders must submit any nominee recommendation for the Committee’s consideration in writing to the Fund, to the attention of the Chairman or Secretary of the Fund, at the address of the principal executive offices of the Fund not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the date of the Board or stockholder meeting at which the nominee would be elected. The stockholder recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the stockholder (the “candidate”); (B) the class and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such stockholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending stockholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the recommending stockholder’s name as it appears on the Fund’s books; (iv) the class and number of all shares of the Fund owned beneficially and of record by the recommending stockholder; and (v) a description of all arrangements or understandings between the recommending stockholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending stockholder.

Executive Committee

The Executive Committee is empowered with, and the Directors have delegated to such Committee, all of the powers of the Directors that are not otherwise delegated and that may lawfully be exercised by an executive committee. The Executive Committee is authorized to act when the full Board of Directors is not in session. Mr. Reid serves on the Executive Committee. Messrs. Nogueira, Russell, Silver and Yun serve as alternate members on the Executive Committee. Directors receive no fees for service on the Executive Committee. The Executive Committee did not meet during the fiscal year ended June 30, 2009.

Valuation Committee

The Board of the Fund has a Valuation Committee consisting of all Directors. Directors receive no fees for service on the Valuation Committee. The Committee oversees the determination of the value of the portfolio securities and other assets held by the Fund and determines or causes to be determined the fair value of such securities and assets for which market quotations are not “readily available” in accordance with the 1940 Act. The Valuation Committee reviews and approves procedures for the fair valuation of the Fund’s portfolio securities and periodically reviews information from the Manager and Sub-Adviser regarding fair value determinations made pursuant to Board-approved procedures. The Valuation Committee met once during the fiscal year ended June 30, 2009, and the full Board considered valuation matters at each quarterly Board meeting.

The Board of Directors adopted a written charter for the Valuation Committee on July 29, 2009. The charter is available at the Fund’s website, www.thekoreafund.com.

Investment Committee

The Board has an Investment Committee consisting of all Directors and chaired by Mr. Russell. Directors receive no fees for service on the Investment Committee. The Board has delegated to the Committee the responsibility to monitor the performance of the Fund and its peer group of funds. The Investment Committee met four times during the fiscal year ended June 30, 2009. In addition, the Chairman of the Investment Committee coordinates with an independent third party consultant that reviews and provides quarterly reports to the Board regarding the performance and portfolio characteristics of the Fund.

Contracts Committee

The Contracts Committee’s primary function is to review the Fund’s contractual arrangements with RCM and RCM AP and their affiliates. The Committee also reviews contractual and financial arrangements with other parties related to transfer agency, custody, investment accounting and other services. The Committee is composed of all of the Independent Directors and meets at least annually to review the Fund’s contractual and financial arrangements. The Contracts Committee met twice during the fiscal year ended June 30, 2009. The Contracts Committee Charter was adopted on April 22, 2008 and is available on the Fund’s website, www.thekoreafund.com.

Korean Affairs Committee

The Board has a Korean Affairs Committee consisting of all Directors and chaired by Mr. Yun. Directors receive no fees for service on the Korean Affairs Committee. The Board has delegated to the Committee the responsibility to monitor the political, economic and market developments (particularly of the securities industry and its regulation) in South Korea. The Korean Affairs Committee met four times during the fiscal year ended June 30, 2009. The Chairman of the Korean Affairs Committee reported on developments in South Korea at each quarterly Board meeting.

Services Billed by PWC to the Fund.

Audit Fees.  Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. For the Fund’s last two fiscal years, the Audit Fees billed by PWC are shown in the table below:

Fiscal Year Ended	Audit Fees

June 30, 2009	$93,151
June 30, 2008	$79,998

Audit-Related Fees.  Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees” above, including accounting consultations, attestation reports and comfort letters. For the Fund’s last two fiscal years, the Audit-Related Fees billed by PWC are shown in the table below.

Fiscal Year Ended	Audit-Related Fees

June 30, 2009	$0
June 30, 2008	$0

Tax Fees.  Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The table below shows, for the Fund’s last two fiscal years, the aggregate Tax Fees billed by PWC to the Fund.

Fiscal Year Ended	Tax Fees

June 30, 2009	$25,500
June 30, 2008	$16,000

All Other Fees.  All Other Fees are fees related to services other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” For the Fund’s last two fiscal years, no such fees were billed by PWC to the Fund.

During the periods indicated in the tables above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception.

Services Billed by PWC to the Fund’s Manager and Affiliated Fund Service Providers.

PWC billed no “Audit-Related Fees,” “Tax Fees” or “All Other Fees” to RCM or any entity controlling, controlled by or under common control with RCM that provides ongoing services to the Fund (“Affiliated Fund Service Provider”) for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Non-Audit Services

The following table sets forth the aggregate fees that PWC billed during the Fund’s last two fiscal years for non-audit services.

		Total Non-Audit Fees Billed to
	Total Non-Audit	RCM and Affiliated Fund
	Fees Billed to Fund	Service Providers	Total of Columns
Fiscal Year Ended	(A)	(B)	A and B

June 30, 2009	$25,500	$5,213,650	$5,239,150
June 30, 2008	$16,000	$3,451,353	$3,467,353

The Fund’s Audit and Compliance Committee gave careful consideration to the non-audit related services provided by PWC to the Fund, RCM and Affiliated Fund Service Providers, and, based in part on certain representations and information provided by PWC, determined that the provision of these services was compatible with maintaining PWC’s independence.

Stockholder Communications with the Board of Directors

The Board of Directors of the Fund has adopted procedures by which Fund stockholders may send communications to the Board. Stockholders may mail written communications to the Board to the attention of the Board of Directors, The Korea Fund, Inc., c/o Thomas J. Fuccillo, Chief Legal Officer (“CLO”), Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105. Stockholder communications must (i) be in writing and be signed by the stockholder and (ii) identify the class and number of Shares held by the stockholder. The CLO or his designee is responsible for reviewing properly submitted stockholder communications. The CLO shall either (i) provide a copy of each properly submitted stockholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the CLO determines that the communication requires more immediate attention, forward the communication to the Directors promptly after receipt. The CLO may, in good faith, determine that a stockholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, stockholders or other matters relating to an investment in the Fund or is otherwise routine or ministerial in nature. These procedures do not apply to (i) any communication from an officer or Director of the Fund, (ii) any communication from an employee or agent of the Fund, unless such communication is made solely in such employee’s or agent’s capacity as a stockholder, or (iii) any stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any communication made in connection with such a proposal.

In addition, the Chairman of the Board is happy to receive communications directly from any stockholder at julianreid@btopenworld.com.

Executive and Other Officers of the Fund.  The table below provides certain information concerning the executive officers of the Fund and certain other officers who perform similar duties. Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal. Officers and employees of the Fund who are principals, officers, members or employees of the Manager, the Sub-Adviser or their affiliates are not compensated by the Fund.

Name, Address*	Position(s)	Length of
and Date of Birth	with the Funds	Time Served	Other Positions

Robert Goldstein 4 Embarcadero Center, San Francisco, CA 94111 2/8/1963	President and Chief Executive Officer	Since April 2007	Managing Director, Chief Operating Officer and General Counsel of RCM Capital Management LLC; Member of RCM’s Management Committee; Mr. Goldstein joined RCM in 1996. Prior to joining RCM, Mr. Goldstein was an associate in the New York, London and Prague offices of Weil, Gotshal & Manges where his practice primarily focused on cross-border transactions and general corporate matters.

Brian S. Shlissel 11/14/1964	Treasurer, Principal Financial and Accounting Officer	Since April 2007	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 33 funds in the Allianz Global Investors Fund Complex; Treasurer, Principal Financial and Accounting Officer of 45 funds in the Allianz Global Investors Fund Complex. Formerly, Director of 6 funds in the Allianz Global Investors Fund Complex.

Thomas J. Fuccillo 03/22/1968	Vice President, Secretary and Chief Legal Officer	Since April 2007	Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 78 funds in the Allianz Global Investors Fund Complex; Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC (1991-2004).

Lawrence G. Altadonna 03/10/1966	Assistant Treasurer	Since April 2007	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 33 funds in the Allianz Global Investors Fund Complex; Assistant Treasurer of 45 funds in the Allianz Global Investors Fund Complex.

Richard J. Cochran 01/23/1961	Assistant Treasurer		Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 78 Funds in the Allianz Global Investors Fund Complex; formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Youse Guia 680 Newport Center Drive, Suite 250 Newport Beach, CA 92660 09/03/1972	Chief Compliance Officer	Since April 2007	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P.; Chief Compliance Officer of 78 funds in the Allianz Global Investors Fund Complex; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004); Audit Manager, PricewaterhouseCoopers LLP (1996-2002).

Name, Address*	Position(s)	Length of
and Date of Birth	with the Funds	Time Served	Other Positions

Lagan Srivastava 09/20/1977	Assistant Secretary	Since April 2007	Assistant Secretary of 78 funds in the Allianz Global Investors Fund Complex; formerly, Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

*	Unless otherwise noted, the address of the Fund’s officers is c/o Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

Transactions with and Remuneration of Directors and Officers

The Board’s remuneration policy is to emphasize commitment to the Fund, involvement in Fund issues and attendance by Directors at Board meetings. Directors receive an annual retainer fee of $15,000, except the Chairman of the Board, who receives an additional $12,000 annual retainer fee. Each Independent Director receives a fee, paid by the Fund, of $3,000 per Directors’ meeting attended. The Chairman of the Audit and Compliance Committee receives an additional $7,000 annual fee for serving in that capacity. Each Independent Director also receives $3,000 per Audit and Compliance Committee meeting (unless only compliance matters are discussed) and Contracts Committee meeting attended (there is a $3,000 annual maximum remuneration for attendance at Contracts Committee meetings).

In addition, each Independent Director is eligible to receive a per diem fee for a full day of $1,500 or a pro-rated fee for a lesser period as compensation for taking on special assignments at the request of the Board. Such special assignments must be approved in advance by the Governance, Nominating and Remuneration Committee, except that special assignments for which compensation will be less than $5,000 may be approved in advance by the Chairman of the Governance, Nominating and Remuneration Committee. A report regarding compensation for such assignments is provided to the Governance, Nominating and Remuneration Committee at its next regular meeting.

RCM supervises the Fund’s investments, pays the compensation and certain expenses of its personnel who serve as officers of the Fund, and receives a management fee for its services. The Fund’s other officers are also officers, employees, or stockholders of RCM’s affiliates and are paid a salary by those firms. The Fund makes no direct payments to its officers.

The following Compensation Table provides the aggregate compensation received by each Director from the Fund for the fiscal year ended June 30, 2009. For the calendar year ended December 31, 2008, the Directors and nominees received the compensation set forth in the table below for serving as Directors of the Fund and other funds in the same “fund complex” as the Fund. None of the Directors serves on any other registered investment company in the fund complex advised by RCM and its affiliates. The Fund does not pay retirement benefits to its Directors.

Compensation Table

		Total Compensation from the
	Aggregate Compensation	Fund and Fund Complex*
	from the Fund for the	Paid to Directors/Nominees for the
Independent Director/Nominee	Fiscal Year Ended June 30, 2009	Calendar Year Ended December 31, 2008

Ronaldo A. da Frota Nogueira	$39,000	$42,000
Julian Reid	$51,000	$54,000
Christopher Russell	$39,000	$42,000
Richard A. Silver	$46,000	$49,000
Kesop Yun	$39,000	$42,000

*	The “Fund Complex” includes only funds advised by RCM and its affiliates.

Required Vote.  Election of the nominees for Class III Directors, Messrs. Nogueira and Silver, requires the affirmative vote of the holders of a majority of Shares present in person or by proxy and entitled to vote thereon.

The Directors unanimously recommend that you vote FOR the election of each nominee set forth in the Proposal.

Question
Should the Fund continue in its current form?

The Board is soliciting the views of stockholders regarding whether the Fund should continue in its current form. The reasons for soliciting the views of stockholders and the reasons that the Board believes that the Fund’s operations should continue are set forth below.

In January 2009, the Fund paid a distribution to stockholders of approximately $220.3 million of its long-term and short-term capital gains. The Board of Directors of the Fund decided for compelling reasons set out hereunder to pay the distribution to a stockholder in newly issued Fund shares, unless the stockholder elected to receive cash. The Board also decided to cap the total amount of cash to be distributed by the Fund at 20% of the aggregate dollar amount of the total distribution. As noted in the December 10, 2008 press release announcing the plan for the distribution, one of the primary reasons for going forward with the capped cash election dividend was to avoid the unintended liquidation of the Fund at a time that, due to exceptional market conditions, may not have been advantageous to stockholders (based on the Fund’s net asset value at the time, the ongoing viability of the Fund in light of the assets remaining after a cash distribution of capital gains was uncertain). In light of that decision, the Board deemed it appropriate to seek the view of stockholders regarding the future of the Fund. Specifically, the Board decided to solicit the views of stockholders regarding the continuation of the Fund at the 2009 annual stockholder meeting, provided that more normal market conditions had resumed by that time. The purpose of soliciting stockholder views was to give stockholders the opportunity to consider carefully, hopefully in more normal market conditions, if the Fund should continue its operations.

The Board believes that the exceptional market driven circumstances leading to the capped cash election dividend have now subsided and more normal conditions for the Fund have resumed. As of September 2, 2009, the Korean market (as measured by the KOSPI, the Fund’s benchmark) is up 104.74% on a total return basis since its low on November 20, 2008, and is up 55.34% since the Fund’s December 10, 2008 press release. Therefore, consistent with the December 2008 press release, the Board has determined to solicit the views of stockholders whether the Fund should continue in its current form. For these and the reasons set forth below, the Board of Directors encourages stockholders to express their support for the continuation of the Fund in its current form.

In connection with its consideration of this matter, the Board sought the views of RCM AP as to its long term outlook for the Korean equity market. RCM AP reported to the Board that it was optimistic regarding Korea’s economic outlook and that it believed Korean equities were a sound investment for the long term based on RCM AP’s belief that:

•	The Korean economy should recover at a faster pace from current global recession and post higher growth than other developed economies following the stabilization of the global economy in the next several years due to:

•	solid export growth led by major companies’ enhanced competitiveness in the global markets, stronger financial position and significant investment in research and development; and

•	the Korean government’s economic expansionary measures (including aggressive stimulus measures, measures for financial industry stabilization and infrastructure investment) supported by a sound fiscal position (i.e., budget surplus).

•	There will be long term growth in the Korean economy driven by:

•	continued strong growth of Korean exports as a result of diversified and balanced export destinations and a strong exposure to fast growing economies such as China and other emerging countries;

•	the structural change of economic development from capital intensive manufacturing toward a service-driven economy, supported by a commitment from the current government to promote deregulation to improve service industries’ competitiveness; and

•	various new business initiatives developed by diverse and leading companies that are transforming themselves with technology and capital accumulated from traditional business areas, including expansion into “green” technology.

RCM AP also noted that the OECD projects Korea’s real GDP growth to be the third highest among OECD members from 2011-2017.

•	There are several structural growth drivers for the Korean stock market, including that:

•	Korean household asset composition is expected to shift from real estate, cash and deposits to sophisticated financial investments as Koreans seek higher return investments;

•	Korea’s fast aging population is expected to stimulate further this shift of household assets to the Korean stock market; and

•	Rapidly expanding corporate pensions are expected to seek higher return assets to secure the longer life expectancy.

•	The Korean stock market looks attractive in terms of valuation for long term investors because:

•	traditional discount factors, measured on a price/earnings and price/book basis, known as the “Korea discount” (including Korean companies’ heavy use of debt, poor corporate governance, low domestic equity ownership, capital intensive structure, low payout, low focus on delivery of returns to capital, limited management equity ownership and poor minority holder protection) have begun to improve gradually since the Asian crisis in 1997; and

•	higher earnings visibility and lower profit volatility support a smaller valuation discount.

RCM AP informed the Board that the key risks to their optimistic long-term view on the Korean market are:

•	the possibility that prolonged global recession may cap sustainable growth of Korean exports;

•	the higher level of leverage by Korean households may limit consumption growth potential; and

•	the uncertainty on the future of North Korea and its impact on South Korea from political and economic standpoints.

The Board also requested a report from AGIFM, which provides investor relations, stockholder servicing and marketing services to the Fund, regarding the position of the Fund in the market and possible alternatives for the Fund (including open-ending, share repurchases, tender offers, converting to an interval fund, initiating a managed distribution policy, mergers, liquidation and investment repositioning). AGIFM recommended to the Board that the Fund continue in its current form based on, among other things:

•	The high trading volume for the Fund;

•	The high demand for and interest in the Fund;

•	The market outlook of potential investors in the Fund;

•	The marketing opportunities for the Fund; and

•	The costs and benefits of alternatives for the Fund other than continuation in its current form.

The Board of Directors of the Fund, which is composed solely of Independent Directors, unanimously determined to encourage stockholders to express their support for continuation of the Fund in its current form. In determining that the Fund should continue in its current form, the Directors considered, among others, the factors below:

•	The report of RCM AP regarding the long term outlook for the Korean equity market, including their optimistic view of the long-term market outlook and the potential risks.

•	The report of AGIFM regarding the Fund’s position in the market and possible alternatives for the Fund, including their recommendation that the Fund continue in its current form.

•	The Fund’s discount, which has ranged from 3.29% to 14.03% since the January 29, 2009 distribution and was 9.32% on August 28, 2009, and the Board’s proven willingness to take action to address the Fund’s discount as necessary.

•	The Fund’s expense ratio of 1.43% as of June 30, 2009 and the projected expense ratio of 1.30% based on the fiscal year 2010 budget prepared by the Fund’s administrator.

•	The current level of the Fund’s net assets. The Fund’s net assets on August 31, 2009 were $352,625,443.

•	That concentration of the Fund’s investments, liquidity of the Fund’s holdings and relative stability of the Fund’s asset base support the closed-end fund structure.

•	That the Fund permits stockholders to achieve exposure to the Korean markets with the benefit of the expertise of RCM AP.

•	The Fund’s capital gains position. As of August 31, 2009, the Fund’s unrealized gains amounted to approximately $101.3 million. The Fund has deferred realized capital losses of approximately $50.2 million and a capital loss carryforward of approximately $32.1 million, which may offset any realized capital gains.

Because the Board is subject to a continuing obligation to make decisions that it believes are in the best interests of the Fund, the Board will take steps to follow the outcome of the polling only if it makes an independent determination that such action would be in the Fund’s best interests at the time (although the results of the stockholder polling are non-binding, the outcome would be taken seriously into consideration by the Board as it evaluates the future of the Fund). In other words, the outcome of the polling would constitute one key factor in the total mix of information that the Board would consider in its ongoing evaluation of the future of the Fund. The Board also takes other key factors into account in such evaluations, including the costs and benefits of possible alternatives to continuing the Fund in its current form (e.g., (i) transaction costs, service provider costs, regulatory costs and costs of any stockholder votes associated with implementing a potential alternative, (ii) the effect on the expense ratio, discount, net asset value and market price of the Fund, (iii) the liquidity of Fund shares and (iv) any tax repercussions).

The Board will weigh the outcome of the polling as a factor in its ongoing consideration of the future of the Fund based not only on the difference between the number of shares supporting and opposing continuation of the Fund, but also based on the total number of shares responding to the Question. Respond “For” if you support continuation of the Fund in its current form. Respond “Against” if you oppose continuation of the Fund in its current form.

ADDITIONAL INFORMATION

Manager, Sub-Adviser and Sub-Administrator.  RCM, the Manager, is located at Four Embarcadero Center, San Francisco, California 94111. The Manager retains its affiliate, RCM AP, as Sub-Adviser to manage the Fund’s investments. RCM AP is located at 21st Floor, Cheung Kong Centre, 2 Queen’s Road Central, Hong Kong.

RCM was founded as Rosenberg Capital Management and began managing assets in 1970. RCM is wholly owned by RCM US Holdings LLC (“US Holdings”). US Holdings is a Delaware limited liability company. RCM AP was formed in 2006 and licensed by the Hong Kong SFC and registered with the SEC in January of 2007. RCM AP is succeeding to all of Allianz Global Investors Hong Kong Limited’s equity management business in Hong Kong. RCM AP and RCM are affiliated companies under common control that are part of the same investment platform. RCM and RCM AP are wholly owned indirect subsidiaries of Allianz SE, a publicly traded insurance and financial services company.

AGIFM is the Fund’s sub-administrator and has its principal offices at 1345 Avenue of the Americas, New York, New York 10105.

Legal Proceedings

The disclosure below relates to AGIFM, certain of its affiliates and their employees. The events described below occurred prior to the appointment of AGIFM as sub-administrator. The Manager, the Sub-Adviser and AGIFM believe that these matters are not likely to have a material adverse effect on the Fund or their ability to perform their respective investment advisory and administration activities relating to the Fund.

In June and September 2004, AGIFM and certain of its affiliates agreed to settle, without admitting or denying the allegations, claims brought by the SEC, the New Jersey Attorney General and the California Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Manager serves as investment adviser. Two settlements (with the SEC and New Jersey) related to an alleged “market timing” arrangement in certain open-end funds sub-advised by an affiliate of AGIFM. In February 2006, the plaintiffs voluntarily dismissed RCM from the consolidated market timing lawsuits. Two settlements (with the SEC and California) related to the alleged use of cash and fund portfolio commissions to finance “shelf-space” arrangements with broker-dealers for open-end funds. AGIFM and its affiliates agreed to pay a total of $68 million to settle the claims related to market timing and $20.6 million to settle the claims related to shelf-space. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf-space arrangements, and consented to cease and desist orders and censures. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, AGIFM and certain of its affiliates and their employees have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, on behalf of fund stockholders or the funds themselves, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by fund stockholders.

The Manager, the Sub-Adviser and AGIFM believe that these matters are not likely to have a material adverse effect on the Fund or on the Manager’s, the Sub-Advisers’ or AGIFM’s ability to perform their respective investment advisory or administration services relating to the Fund.

The foregoing speaks only as of the date of this document.

Other Matters

The Board of Directors does not know of any matters to be brought before the Meeting other than the proposals mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any adjournment or postponement thereof in their discretion.

Miscellaneous

Proxies will be solicited by mail and may be solicited in person or by telephone by officers of the Fund or personnel of AGIFM. The Fund will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to, and obtaining proxies from, the beneficial owners of such shares.

Solicitation of proxies for the Proposal is being made primarily by the mailing of this Proxy Statement with its enclosures on or about September 22, 2009.

In the event that sufficient votes in favor of the Proposal are not received by October 28, 2009, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes entitled to vote at the Meeting and present thereat in person or by proxy, and will be effective to adjourn the Meeting without further notice to a date not more than 120 days following the Record Date. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Stockholder Proposals

Stockholders wishing to submit proposals pursuant to Rule 14a-8 under the Exchange Act for inclusion in the proxy statement for the Fund’s 2010 annual meeting of stockholders should send their written proposals to the Secretary of the Fund, c/o Allianz Global Investors Fund Management LLC, at 1345 Avenue of the Americas, New York, New York 10105 by May 25, 2010. The timely submission of a proposal does not guarantee its inclusion.

For nominations of candidates for election as Directors (other than nominations made by or at the recommendation of the Directors) or other business to be properly brought before the annual meeting by a stockholder, the stockholder must comply with the Fund’s By-Laws, which, among other things, require that the stockholder must give timely notice thereof in writing to the Secretary of the Fund, the stockholder must be a stockholder of record, and the notice must contain the information about the nomination or other business that is required by the Fund’s By-Laws. To be timely, any such notice must be delivered to or mailed by certified mail, return receipt requested, and received at the principal executive offices of the Fund not later than 90 days nor more than 120 days prior to the date of the meeting; provided, however, that if less than 100 days’ notice or prior public disclosure is given or made to stockholders, any such notice by a stockholder to be timely must be so received not later than the close of business on the 10th day following the earlier of the day on which such notice of the date of the annual or special meeting was given or such public disclosure was made.

The Fund may exercise discretionary voting authority with respect to stockholder proposals for the Meeting that are not included in the Proxy Statement and form of proxy, but that were timely received by the Fund. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

By order of the Board of Directors of the Fund

Thomas J. Fuccillo
Secretary

September 22, 2009

PROXY CARD

THE KOREA FUND, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Annual Meeting of Stockholders — October 28, 2009

The undersigned hereby appoints Brian Shlissel, Thomas J. Fuccillo and Lawrence G. Altadonna, and each of them, the proxies of the undersigned, with full power of substitution in each of them, to represent the undersigned and to vote all shares of The Korea Fund, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Korea Fund, Inc. to be held at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas (at 54th – 55th Streets), 49th Floor, New York, New York 10105, on Wednesday, October 28, 2009 at 9:30 a.m., Eastern time, and at any adjournment or postponement thereof. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement and revokes any proxy previously given with respect to the meeting.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE UNDERSIGNED’S VOTE WILL BE CAST “FOR” THE PROPOSAL. THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES WITH RESPECT TO ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE MEETING.

A separate section of this Proxy Card has been created to permit the undersigned to express a view as to whether the Fund should continue in existence in its current form (the “Question”). Although the Question will not be called for a formal vote at the Annual Meeting of Stockholders, the results of the polling on the Question will be announced at the Annual Meeting of Stockholders.

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature
Date:

Signature (if held jointly)
Date:

Title if a corporation, partnership or other entity

FOLD HERE

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND STOCKHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE AS DESCRIBED BELOW.

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Internet:	Log on to www.proxyvote.com. Make sure to have the voting instruction card available when you plan to vote your shares and submit your views on the Question.

Phone:	Call 1-800-454-8683 and have the voting instruction card available. Follow the instructions.

PROXY CARD

THE KOREA FUND, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Annual Meeting of Stockholders — October 28, 2009

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ☒

PROPOSAL:

1.	Election of Class III Directors	FOR	AGAINST	WITHHOLD

1.a.	Ronaldo A. da Frota Nogueira	☐	☐	☐

1.b.	Richard Silver	☐	☐	☐

QUESTION:		FOR	AGAINST	ABSTAIN

	Should the Fund continue in existence in its current form?	☐	☐	☐

Respond “For” if you support continuation of the Fund in its current form. Respond “Against” if you oppose continuation of the Fund in its current form.